Presentation to the Resolute Fund January 21, 2010 Exhibit 99.1

2 • Peter Mainz - CEO and President

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

3 Agenda Business Overview Financial Overview

Safe Harbor Statement
The statements made during this presentation, other than historical facts, are made in reliance on the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters.
We cannot assure you that the expectations expressed or implied in these forward-looking statements will turn out to be accurate. Our actual results could be materially different from our operations because of various risks. These risks include our susceptibility to macroeconomic downturns in the United States and abroad, conditions in the residential, commercial and industrial construction markets and in the automotive industry, our dependence on new product development and intellectual property, and our dependence on independent distributors and third-party contract manufacturers, automotive vehicle production levels and schedules, our substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, our ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which we operate, customer cancellations and other factors beyond the
Company’s control. We encourage you to review our annual report on Form 10-K which discusses in great detail our results of operations for the most recently completed fiscal year and consider the risks that relate to any of our forward-looking statements.

Technology
Advanced technology and communications for data collection and metering
Experience
More than a century of experience providing service and support to the utility industry
Global
Reliable
Global footprint on five continents with operations and activities in many countries
Reliable partner for utilities’ critical data collection and metering infrastructure solutions

Provides superior technologies and services to
measure, manage and control distributed resources.

Company Overview
Over a century of providing cutting-edge infrastructure systems, metering technologies and related communications to the worldwide utility industry
Strategy focused on growth through technology
A leader in building the Smart Grid with over 4 million SmartPoints deployed to date in the U.S.
A leading global water meter supplier
Record $806 million in Adjusted Net Sales* in FY2009
Solid business model with a track record of strong Adjusted EBITDA and cash generation and growth
Privately held with publicly traded bonds (SEC registrant)
Headquarters in Raleigh, N.C.

*  Represents fiscal year ended March 31, 2009 and includes $135.4 million of customer billings required to be deferred under ASC 985-605 (formerly SOP 97-2).
See Appendix: Non-GAAP Measures.

Sensus Business Focus

Utility Infrastructure Systems
Conservation
Solutions
Water & Heat Gas
• Advanced communications
technologies (FlexNet )
• Electric meters
• Fixed two-way RF network
• Electric, Water & Gas
• Activities focused in N.A.
• A leader in developing the
Smart Grid and entering
Distribution Automation
and Demand Response
• Water & Heat meters for
residential & commercial
uses
• Strong presence in N.A.
and Europe with activities
in Africa, S.A., and Asia.
• Gas meters and pressure
regulators for residential,
industrial, commercial and
transmission uses
• Focused in N.A. with
presence in Asia and
Europe
A leading market position
in North America
A leading market
position in North America
A leading global market
position
TM

Global Reach: Adjusted Net Sales by Geography
Over 40 facilities on five continents and nearly 4,000 people
Text

$542
million*
$12 million
$17 million
$193 million
$29 million
*  Represents Fiscal Year Ended March 31, 2009 and includes $135.4 million of customer billings required to be deferred under ASC 985-605 (formerly SOP 97-2).
See Appendix:  Non-GAAP Measures.
$13 million

Global Water Market Position
Source: IMS Research Report 2008; management estimates
Global Water Market
$2.3 billion annually
16%
22%
U.S & Canada
$0.6 billion annually
Europe, Middle East & Africa
$0.9 billion annually
25%
2%
Asia & S. America
$0.8 billion annually
Sensus market share based on revenue

350
300
250
200
150
100
50
0
143
69
92
39
70
34
305
142
Electric
Water
Gas
Total
Total Meters
Automated Meters

N.A. AMR/Smart Metering Market
2008 market over $1 billion
Market shifting from AMR to
AMI and smart metering
Only 142 million or 46% of
the estimated 305 million
installed meters have been
converted to automated
metering
Early AMR installations must
be replaced to make them
AMI/Smart Grid compatible

(in millions)
Source: The Scott AMR Report: AMR Deployments in North America, 1
st
Quarter 2009;
management estimates

(units in 000s)
1000
900
800
700
600
500
400
300
200
100
0
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
WB/DB AMR
Smart Water & Gas
Smart Electric

25%
20%
15%
10%
5%
0%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Electric Market Share
Water Market Share

Sensus SmartPoint Deployments

Dramatic growth in electric Sensus Smart Grid deployments
Electric growth driven by 2-way Smart Grid deployments, not basic AMR
Electric market share increased from 4% to 19% in two years
Water market transitioning from basic AMR to 2-way smart metering
Water market share stable as utilities transition to 2-way smart metering
Source:  The Scott Report: AMR Deployments in North America

Automated Meter Reading (AMR)

Advanced Metering Infrastructure (AMI)

Smart Metering and the Smart Grid

sensus

• One-way
communications
• Automated monthly
meter reads
• Two-way
communications
• Frequent meter reads
enable time-of-use
billing
• Utilities able to “talk”
to the meters and
control other devices
• Two-way umbrella
communications across
transmission and
distribution
• Enables intelligent
control by utilities and
the consumers
• Provides ability for
infrastructure to react in
unison to changing
market and demand
needs
Evolution of the Smart Grid

Evolution Drivers
Utility business economics
– Reduced operating cost and customer service
– Efficiency improvements and better asset utilization
– Offset/reduce capital needs for new generation
Global conservation and environmental initiatives
– Scarcity of water and energy resources … a global reality
– Reduced carbon footprint … electric vehicles
– Consumer choice … home area networked devices
ARRA stimulus will accelerate growth & interest in Smart Grid
– Allocated $4.5 billion for Smart Grid projects
– Allocated $6.0 billion for water infrastructure projects
– Utilities are accelerating evaluation of projects
– Enhanced focus on standards and security

Distributed Generation Distributed Generation
(Wind/Solar/Other)
Sensus Enables the Promise of the Smart Grid

Home
Energy
Gateways
Backend Backend
Endpoints
Layer
Control &
Management
Layer
Performance and
Supervisory
Layer
PCT / LOAD
ZigBee
Chip
PCT / LOAD U-SNAP
Card
Redundant
RNI
U-SNAP
Card
TGB
Gas
Endpoints
Gas
Endpoints
Billing
Systems
Network
Performance
Load
Management
Gas Water Electric
Data
Backhaul
Distribution
Automation and Asset
Management
via Telemetric
(acquired in July 2009)
TGB

Sensus Advantages
The Sensus solution is simple, reliable, secure
– Minimum infrastructure
– Licensed radio spectrum
– Standards compliant
– Upgradeable in place with over-the-air programmable radios
The Sensus solution is field proven … at scale
– Over 4 million endpoints installed & reporting over the last 3 years
– Over 1 million endpoints for Southern Company
– Over 200 individual projects electric, water, gas & combination
Sensus is well positioned
– Long history of serving utilities
– Proven business model
– Published financial results

SOUTHERN COMPANY			
ALLIANT ENERGY			
ATMOS energy			
Portland General Electric			
NVEnergy

Utilities Selecting Sensus

Utilities
Customers
Served
AMI Endpoints Duration
4.3 million 4.3 million Electric 15 years
1.4 million
1.0 million Electric
0.4 million Gas
15 years
3.0 million 0.3 million Gas 20 years
0.9 million 0.9 million Electric 12 years
2.4 million
1.3 million Electric
0.2 million Gas
20 years
London Hydro
Smart Grid Consortium
Ontario, Canada
(representing 35 utilities)
1.8 million 1.2 million Electric 15 years

Building the Smart Grid…Today
200 Smart Grid  projects
completed or in-process
37 States
2 Canadian Provinces
2 European countries
Over 4 million
SmartPoints installed
Over 10 million
SmartPoints when all
current projects
complete

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

18 Agenda Business Overview Financial Overview

Evolution of Adjusted Net Sales
Fiscal Year 2004 Adjusted Net
Sales $529 million
LTM September 2009 Adjusted
Net Sales $796 million*
* Includes $188 million of customer billings required to be deferred under ASC 985-605
(formerly SOP 97-2).   See Appendix: Non-GAAP Measures.
Conservation Solutions
Adjusted Net Sales 11%;
$59 million
Conservation Solutions
Adjusted Net Sales 36%;
$288 million* up 388%
Water Metering
60%
Clamps & Couplings
10%
Gas Metering
12%
Precision Die Casting
7%
Gas Metering
7%
Precision Die Casting
7%
Clamps & Couplings
8%
Water Metering
42%

($ in millions)	Fiscal Year End March 2007	Fiscal Year End March 2008	Fiscal Year End March 2009	LTM Sept 2009	% Change FY09 to LTM Sept 09
Adjusted Net Sales*	$633	$ 726	$806	$796	- 1.2%
Adjusted Gross Profit*	$179	$189	$216	$215	0.0%
Adjusted Gross Profit* %	28.3%	26.0%	26.8%	27.0%	
Adjusted EBITDA*	$96	$ 93	$112	$109	- 2.7%
Adjusted EBITDA* %	15.2%	12.8%	13.9%	13.7%	
R&D	$25	$27	$31	$36	+ 16.1%
R&D %	3.9%	3.7%	3.8%	4.5%	
Capital Spend	$18	$28	$36	$38	+5.5%

sensus

20 Fiscal Year Financial Highlights * See Appendix: Non-GAAP Measures.

FY05-09: 8.0% CAGR

FY05-09: 5.0% CAGR

FY05-09: 15.7% CAGR

sensus

$92
$97
$96
$93
$112
$109
16%
16%
15%
13%
14%
0%
5%
10%
15%
20%
25%
$0
$20
$40
$60
$80
$100
$120
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
LTM
9/09
$570
$614
$633
$726
$806
$796
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
LTM
9/09
Adjusted Net Sales and Adjusted EBITDA

Adjusted Net Sales*
(1) Net cash provided by operating activities as reported in the Company’s SEC filings.
FY 2009 Adjusted EBITDA margin
performance reflects significant upfront
investments made in AMI business since FY
2007
For each fiscal quarter in FY 2009, Sensus
posted Adjusted EBITDA growth compared to
the prior year quarter
Five consecutive years of increasing top-line
growth
FY 2008 and 2009 growth fueled by
Conservation Solutions
($ in millions)
Adjusted EBITDA*
Operating Cash Flow
(1)
Record cash flow in FY 2009
Invested $27 million in capex and $9
million in software development
Term debt prepayments include:
$23 million in FY 2008
$16 million in FY 2009
~$38 million of cash on hand at 3/31/09
($ in millions) ($ in millions)
$34
$47
$29
$51
$61
$60
$0
$10
$20
$30
$40
$50
$60
$70
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
LTM
9/09
(Fiscal year ended March 31)
* See  Non-GAAP Measures.

Credit Structure and Acquisitions
Sensus successfully amended and extended its existing credit structure on July 23, 2009
– Extended maturity of approximately $131 million of term loans to June 2013;
– Added $35 million in new tranche term loans;
– Extended maturity date of $70 million of revolving credit loan capacity to
December 2012;
– Increased U.S. letter of credit availability from $20 million to $50 million;
– Modified certain financial covenants to improve financial flexibility.
Recent significant acquisitions
– Telemetric, Inc. – Acquired this Distribution Automation business located in
Boise, Idaho in July 2009 for approximately $8 million in cash over the first year and additional future consideration payable through June 2013;
– Rongtai – Acquired the 40% minority interest of this aluminum die casting operation located in China in September 2009 for total consideration of approximately $15.8 million payable through September 2011.

Financial Position
*  Includes customer billings less incremental direct costs required to be deferred under ASC 985-605 (formerly SOP 97-2).  See Appendix:  Non-GAAP Measures.
($ in millions)
Fiscal Year End
March 2008
Fiscal Year End
March 2009
LTM
Sept 2009
FYE % of
Capitalization
Cash $  38 $  38 $  34
Short-term loans $    6 $  5 $  5 1%
Term loans $174 $159 $194 27%
Sr. Subordinated Notes $275 $275 $275 37%
Total Debt $455 $439 $474 65%
Paid-in Capital $243 $245 $254 35%
Total Book Capitalization $698 $684 $728 100%
Adjusted EBITDA* $  93 $112 $109
Adjusted EBITDA/Interest
expense, net
2.4x 3.1x 3.0x
Adjusted EBITDA –
CAPEX/Interest Expense, net
1.7x 2.1x 2.1x
Net Debt/Adjusted EBITDA 4.5x 3.6x 3.9x

Sensus is “Smart Grid-Ready” Today
Financially strong provider of time-tested technology and
communications to global water, gas and electric utilities
No matter what the alternative energy source is, it must be
measured, managed and controlled
Water conservation driven by increasing scarcity
“Future-proof,” flexible and proven Smart Grid solutions
Cover all types of utilities, population densities and terrain
Over  4 million Sensus SmartPoints installed to date
Our Goal: Sensus in every home and business

Thank You For more information visit: www.sensus.com

Appendix: Non-GAAP Measures
To enhance the comparability and usefulness of its financial information, the
Company provides certain non-GAAP measures to describe more fully the results of its underlying business. Specifically, the Company utilizes the measures of Adjusted
Net Sales, Adjusted EBITDA and Adjusted Gross Profit, which are defined as follows:
Adjusted Net Sales is defined as net sales as determined under U.S. GAAP adjusted to add back customer billings (net of amortization) related to multi-element contracts that have been deferred under the provisions of Accounting Standards Codification Topic 985-
605, Software – Revenue Recognition (“ASC
985-605”),
formerly SOP 97-2.
Adjusted EBITDA is defined as consolidated earnings before interest expense, depreciation and amortization, and income taxes plus (a) customer billings less the associated incremental direct costs (both net of amortization) related to multi-element contracts that have been deferred under ASC 985-605, (b) restructuring costs, (c)
management fees and (d) acquisition-related costs, and adjusted for other nonrecurring items.
Adjusted Gross Profit is defined as gross profit as determined under U.S. GAAP adjusted to add back customer billings less the associated incremental direct costs (both net of amortization) related to multi-element contracts that have been deferred under ASC 985-
605 plus acquisition-related costs, and adjusted for other nonrecurring items.
Refer to the Company’s press release on Form 8-K dated October 28, 2009 for further discussion of non-GAAP measures.

Appendix: Non-GAAP Measures

A reconciliation of each of these Non-GAAP measures to its closely related
U.S. GAAP measure follows:
LTM FY FY FY FY FY
Ended Ended Ended Ended Ended Ended
($ in millions) 9/30/2009 3/31/2009 3/31/2008 3/31/2007 3/31/2006 3/31/2005
Net sales $       607.7 $       670.7 $       694.2 $       632.9 $       613.9 $       569.8
Customer billings from multi-element contracts
deferred under ASC 985-605 (net of amortization) 188.2 135.4 31.4 - - -
Adjusted Net Sales $       795.9 $       806.1 $       725.6 $       632.9 $       613.9 $       569.8
Gross profit $       122.9 $       147.3 $       183.9 $       179.1 $       186.4 $       170.8
Customer billings less incremental direct costs from multi-
element contracts deferred under ASC 985-605 (net of amortization) 85.3 62.4 5.1 - - -
Accelerated amortization of software development costs 3.4   3.4 - - - -
Other non-recurring items 3.3   3.3 - - - -
Adjusted Gross Profit $       214.9 $       216.4 $       189.0 $       179.1 $       186.4 $       170.8
Net loss $        (73.3) $       (47.5) $         (8.2) $          (7.5) $          (3.2) $         (4.9)
Depreciation and amortization 46.4 46.6 47.7 48.1 42.4 39.8
Interest expense, net 40.8 39.9 41.8 42.4 39.3 36.7
Income tax (benefit) provision (36.0) (19.9) (2.6) 1.0 8.2 8.3
Customer billings less incremental direct costs from multi-
element contracts deferred under ASC 985-605 (net of amortization) 85.3 62.4 5.1 - - -
Restructuring costs 17.6 9.9 7.0 8.5 7.2 8.1
Management fees 3.3 3.1 2.6 2.6 2.3 2.1
Acquisition-related costs 0.9 - - - - -
Loss on debt extinguishment 5.9 - - - - -
Other non-recurring items 3.5 3.3 - 0.8 1.1 0.9
Goodwill impairment 14.4 14.4 - - - -
(Gain) loss from discontinued operations - - - (0.1) - 0.8
Adjusted EBITDA (excluding discontinued operations) $       108.8 $       112.2 $         93.4 $         95.8 $         97.3 $         91.8